Exhibit 10.15

Launch Application

Launch Application Form- Form l p1

1. Channel provider information

Name of channel:	Film On TV

Type of channel (e.g. TV/Radio/Other- please specify e.g. Interactive/Regional/Hidden):	TV

Channel provider details:	Registered company name Registered company number	FilmOn.com 06047620

Registered office address:	111, Wardour Street, London, W1F 0UH

Postal address for correspondence:	111, Wardour Street, London, W1F 0UH

Company/broadcaster website:	www.filmon.com

Channel provider’s key commercial contact:	Name	Gary Shoefield

	Title	Director of Programming

	Telephone number	020 7758 0690

	Fax number	020 734 2819

	E-mail address	gary@filmon.com

Address

(if different from the above)

Channel provider’s in-house Technical contact:	Name	Alki David

	Title	Founder & CEO

	Telephone number	020 7758 0690

	Fax number	020 734 2819

	E-mail address	alki@filmon.com

Address

(if different from the above)

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Channel provider’s in-house Marketing and PR contact:	Name	Gary Shoefield

	Title	Director of Programming

	Telephone number	020 7758 0690

	Fax number	020 734 2819

E-mail address

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Launch Application (Registration) forms 1-4

Form 1 p2

2. Channel information

Licence Number:

(please attach a copy of the Ofcom broadcast licence or equivalent authorisation)	TLCS 1706

Name of Channel as it appears on Ofcom (or equivalent) licence :	FILM ON TV LIMITED

Name of Company to which the channel is licensed, as it appears on Ofcom (or equivalent) licence:	FILM ON TV LIMITED

Channel Website:	www.filmon.com

Brief description of the channel:	A live, interactive entertainment channel which is unique in that it gives access to the general public to take on challenges and comment. It features a host of celebrity chat shows and program content direct from Los Angeles.

Proposed genre category under the EPG Listing Policy:	Entertainment

Is the channel a ‘public service channel’ as per Ofcom definition?	No

Does the channel qualify as an ‘Associated Channel’ under the EPG Listing Policy?	No

Preferred channel launch date e.g. at a specific date in the future or an approximate month:	December 2013

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Launch Application (Registration) forms 1-4

Form 2 p1

Channel Technical details for SCR

•	Please note that once submitted, Freesat do require a minimum of 30 days notice for any changes to these details.

To be filled in by Channel Provider or Representative:

Channel Name (max 14 Characters) (Please note the channel name will appear on the Freesat EPG exactly as you complete it here. This is Case Sensitive.)	F	I	l	m	O	n	T	V

Short Channel Name (max 8 characters)

(Please note the channel short name will appear on the Freesat EPG exactly as you complete it here. This is Case Sensitive.)	F	I	l	m	O	n	T	V

Is an 8 day schedule required? (Y/N)	YES—Every channel is required to provide a minimum of an 8 day schedule.

Does the channel require triggering? (Y/N)	No

What is the default authority for series link? (usually is the channel domain name format e.g. www.channelname.co.uk)	REQUIRED

www.filmon.com

Service Type (SDTV, HDTV, Radio or Interactive, IPTV)	SDTV

Transmission hours of the channel

(Broadcasting feed from Satellite):	24/7

Broadcast Times of actual programme content:	Weekdays 24/7 Weekends 24/7

Transponder	EUTELSAT 28

Original Network ID	28.5o

Transport Stream ID	VERTICAL

Service ID	10.70-12.75 GHz

EPG Data Provider	Arqiva

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Is the Channel visible in EPG? (Y/N) Will be YES unless hidden or interactive channel or additional language stream)	YES

If not visible, is the Channel numerically selectable? (Y/N)

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Launch Application (Registration) forms 1-4

Form 2 p2

Please complete the following section only if the channel requires intra-UK regionalisation (e.g. PSBs):

Is the channel a regional variant? (Y/N)	NO	If yes, Freesat will contact you to discuss your regional requirements.

Can a user select different regional variant at same EPG number? (Y/N)	N/A

Are the other regional variants visible in the EPG? (Y/N)	N/A

Please complete the following section only if the channel has interactive services and requires access to any of the following:

MHEG Quiet Tuning Required (Y/N)	N/A	If this requires a new group, please contact Freesat

MHEG Persistent storage for service and/or group of services	N/A	If this requires a new group, please contact Freesat

MHEG Return Channel Access (Y/N)	N/A	If this requires a new group, please contact Freesat

Key contacts required—you must complete this section:

Contact for EPG Data provision and scheduling information

Name:	Alki David

Company:	Film On TV

Tel:	020 7758 0690

E-mail:	alki@filmon.com

Contact for Uplink Provider

Name:	Vicki Redstone

Company:	Arqiva Broadcast & Media

Tel:	01494 878 297

E-mail:	Vicki.redstone@arqiva.com

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Launch Application (Registration) forms 1-4

Form 2 p3

Any other relevant information:

	1.	The Channel is already broadcasting on SKY—EPG 292 in the Entertainment section.

	2.	Sample Schedules Attached

	3.	Example of channel programming can be seen via the following link:

http://voutu.be/Qm04G9MsH8Y

Please refer to the Application Checklist for details of the sample schedule data required to complete this application form. Without this information, pre-registration cannot take place.

I certify that this information is correct.

    Signature:         /s/ Alki David

Print Name:         Alki David

            Date:         14th November 2013

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Launch Application (Registration) forms 1-4

Form 3 p1

Invoicing Details

In order to register your intention to launch on the Freesat platform, you are required to pay £4000 per channel*. This is a fee to cover costs associated with the launch application process (also known as registration) and channel launch planning, configuration and software licences.

Freesat requires a list of all the channels that you plan to launch on the Freesat platform. Once we have received your application form(s), we will send through a VAT invoice. To keep transactions to a minimum, Freesat would prefer one consolidated invoice per company. Please ensure that you complete one of these forms for each of the corporate entities for which you are responsible.

If you require a purchase order number to be included any Freesat invoices, please send it through to Jennifer.tividad@freesat.co.uk in accounts.

Name of company:	Film On TV Limited

Contact for invoicing:	Name: Anca Vultur Title: Chief Operating Officer Email: anca@filmon.com Phone: 020 7758 0690

Address for invoicing:	111, Wardour Street, London, W1F 0UH

VAT number:

Do you require Purchase Order numbers?	NO

If you leave this blank we will not ask for PO’s when raising any invoice for you.	(If Yes, please include PO for this registration fees.)

•	*Please note that the launch application (registration) fee is non-refundable. This fee is payable for each service registered, whether it is intended to be listed on the Freesat EPG or accessed via another service. It is a one-off cost.

•	£4000 is broken down as: £1500 for Freesat Launch Application (Registration), £1500 for Sky Configuration and £1000 for 3rd party software licence. These costs may be invoiced separately.

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Launch Application (Registration) forms 1-4

Form 3 p2

	Name of channel:	Cost @ £4000 per channel or service*

1	Film On TV	£4,000.00

2

3

4

5

6

7

8

9

10

	Total	£4,000.00

	VAT @ 20%	£800.00

	Total including VAT	£4,800.00

•	Please note that the launch application (registration) fee is non-refundable. This fee is payable for each service registered, whether it is intended to be listed on the Freesat EPG or accessed via another service. It is a one-off cost.

•	£4000 is broken down as: £1500 for Freesat Launch Application (Registration), £1500 for Sky Configuration and £1000 for 3rd party software licence. These costs may be invoiced separately.

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Launch Application (Registration) forms 1-4

Form 4 p1

Freesat New Channel Screening

Instructions

1. The information provided here will be provided to Freesat’s marketing department and PR agency. If the channel content should ever change, please re-present this information.

2. This form must be completed as part of the launch application (registration) process.

SECTION A—CHANNEL INFORMATION

1	Please state the name of the proposed channel to be carried on Freesat.		FILM ON TV

2	Please provide a short description of the channel in approximately 30-50 words in the space below...

A live, interactive entertainment channel, which is unique in that it gives access to the general public to take on challenges and comment. It features a host of celebrity chat shows and program content direct from Los Angeles.

3	When did/does the channel start broadcasting in the UK?		Since: 07th NOVEMBER 2013

4	Does the channel participate in BARB audience research? If so, please write the month and year when it was last surveyed.		NO

5	Please state the language(s) that the channel broadcasts.		ENGLISH

6	If the channel offers languages other than English, please state the languages included and how these are included (for example by percentage or via different audio channels)

7	Please state any platforms on which this channel broadcasts.

	Platform	EPG Number	EPG Genre (if applies)

Freeview

	Sky	292	ENTERTAINMENT

Virgin Media

Tiscali

BT Vision

Other:

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65

Launch Application (Registration) forms 1-4

Form 4 p2

SECTION B—DECLARATION

1	Please state the full name and (where applicable) the registration number of the company which controls the output of the channel.

Company Name: Film On TV Limited

	Company Registration No: 06047620		Country: United Kingdom

2	Is the company above in direct control of the applicant channel names on the broadcast licence?		Yes

3	I confirm that alkinformafj6n is true and correct to the best of my knowledge. (Please

	Signed:	/s/ Alki David	Print Name: Alki David

Date of Signature: 14th November 2013

Registered Offices:

Freesat (UK) Ltd - 23-24 Newman Street - London - WIT 1PJ

T: 0844 225 0900 | F: 020 3301 5864| E: info@freesat.co.uk

Company registration number: 6250097 VAT registration number: GB 916 9787 65